UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2015

BioSig Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-190080	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12424 Wilshire Boulevard, Suite 745 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 820-8100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02             Unregistered Sales of Equity Securities.

On February 10, 2015, BioSig Technologies, Inc. (the “Company”) consummated a fourth closing (the “Fourth Closing”) under the Unit Purchase Agreement, dated December 19, 2014, by and among certain accredited investors (the “Purchase Agreement”), pursuant to which the Company issued to certain additional accredited investors (the “Additional Investors”) an aggregate of 8.425 units, which consisted of, in aggregate, 337,000 shares (the “Investor Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), “A” Warrants to purchase 337,000 shares of Common Stock, exercisable at a price of $2.50 per share (the “A Warrants”) and “B” Warrants to purchase 168,500 shares of Common Stock, exercisable at a price of $3.75 per share (the “B Warrants,” and collectively with the A Warrants, the “Investor Warrants”), in exchange for aggregate consideration of $842,500.  In addition, in connection with the second closing, each Additional Investor became party to that certain Registration Rights Agreement, dated as of December 19, 2014 (the “Registration Rights Agreement”).

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on each of December 29, 2014, January 6, 2015 and January 26, 2015, the Company consummated the first, second and third closing under the Purchase Agreement on December 19, 2014, December 30, 2014 and January 23, 2015, respectively, pursuant to which the Company issued to the initial investors (the “Initial Investors” and together with the Additional Investors, the “Investors”) an aggregate of 15.831 units, which consisted of, in aggregate, 633,240 shares of Common Stock, A Warrants to purchase 633,240 shares of Common Stock and B Warrants to purchase 316,620 shares of Common Stock, in exchange for aggregate consideration of $1,583,100, and together with the proceeds from the Fourth Closing, total consideration of $2,425,600.

The shares of Common Stock and Investor Warrants issued and sold to the Investors were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act, provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act. Each Investor represented that it was an accredited investor (as defined by Rule 501 under the Securities Act).

The foregoing summaries of the Purchase Agreement, the Investor Warrants and Registration Rights Agreement are not complete, and are qualified in their entirety by reference to the full text of the agreements, which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: February 17, 2015                                      By:  /s/ Gregory Cash
Name: Gregory Cash
Title: Chief Executive Officer